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                                             UNITED STATES                                                 OMB APPROVAL
                                   SECURITIES AND EXCHANGE COMMISSION                           ---------------------------------
                              Washington, D.C. 20549 OMB Number: 3235-0056                         Expires:      January 31, 2002
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                                                             FORM 8-A

                                         FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                                              PURSUANT TO SECTION 12(b) OR (g) OF THE
                                                  SECURITIES EXCHANGE ACT OF 1934

                                                            Viador Inc.
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                                      (Exact name of registrant as specified in its charter)
Delaware                                                                                                   94-3234636
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  (State of incorporation or organization)                                                    (I.R.S. Employer Identification No.)

167 Second Avenue, San Mateo, California                                                                            94401
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(Address of principal executive offices)                                                                          (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                    Title of each class                                             Name of each exchange on which
                    to be so registered                                             each class is to be registered

                      NOT APPLICABLE                                                         NOT APPLICABLE
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If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:  333-84041     (if applicable)
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Securities to be registered pursuant to Section 12(g) of the Act:

                                                 Common Stock, Par Value $0.001
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                                                        (Title of Class)

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                                                        (Title of Class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

         Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1 (File No. 333-84041).
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Item 2.  Exhibits.

Exhibit No.    Description
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3.1            Second Amended and Restated Certificate of Incorporation
               (incorporated by reference to Exhibit 3.1 to the Registrant's
               Registration Statement on Form S-1 (File No. 333-84041)).

3.2            Amended and Restated Bylaws (incorporated by reference to Exhibit
               3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-84041)).

4.2            Specimen Common Stock Certificate (incorporated by reference to
               Exhibit 4.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-84041)).

                                   SIGNATURE

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Viador Inc.
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Date      October 18, 1999
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By        /s/ Stan X. Wang
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       President and Chief Executive Officer